UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________

FORM 8-K

_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

_______________________________________________

UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

_______________________________________________

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Third Street

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 6, 2024, Uber Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 1,722,976,230 shares of common stock of the Company, representing approximately 83% of the voting power of the shares of common stock of the Company as of the close of business on March 13, 2024, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect eleven directors to serve until the 2025 annual meeting and until their successors are elected.
2.	To approve, on a non-binding advisory basis, the 2023 compensation of the Company’s named executive officers.
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.
4.	To approve an amendment to the Company’s Certificate of Incorporation adding a provision regarding exculpation of officers in accordance with Delaware law.
5.	Stockholder proposal to prepare an independent third-party audit on Driver health and safety.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Ronald Sugar	1,525,274,963	49,944,913	1,462,995	146,293,359
Revathi Advaithi	1,565,921,458	9,296,987	1,464,426	146,293,359
Turqi Alnowaiser	1,572,252,514	2,819,529	1,610,828	146,293,359
Ursula Burns	1,549,106,573	25,724,515	1,851,783	146,293,359
Robert Eckert	1,527,877,299	47,316,785	1,488,787	146,293,359
Amanda Ginsberg	1,559,631,852	15,680,778	1,370,241	146,293,359
Dara Khosrowshahi	1,491,115,306	45,638,260	39,929,305	146,293,359
Wan Ling Martello	1,545,782,669	29,484,021	1,416,181	146,293,359
John Thain	1,564,330,171	10,750,899	1,601,801	146,293,359
David Trujillo	886,609,798	687,052,103	3,020,970	146,293,359
Alexander Wynaendts	1,565,621,939	9,434,885	1,626,047	146,293,359

Based on the votes set forth above, each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
1,409,758,682	163,097,892	3,826,297	146,293,359

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the 2023 compensation of the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
1,711,888,027	9,728,149	1,360,054

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

4. Amendment to the Company’s Certificate of Incorporation adding a provision regarding exculpation of officers in accordance with Delaware law.

For	Against	Abstain	Broker Non-Votes
1,396,293,146	178,891,167	1,498,558	146,293,359

Based on the votes set forth above, the stockholders approved the Amendment to the Company’s Certificate of Incorporation adding a provision regarding exculpation of officers in accordance with Delaware law.

5. Stockholder Proposal to Prepare an Independent Third-Party Audit on Driver Health and Safety.

For	Against	Abstain	Broker Non-Votes
128,168,602	1,435,599,266	12,915,003	146,293,359

Based on the votes set forth above, the stockholders did not approve the stockholder proposal to prepare an independent third-party audit on Driver health and safety.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Number	Description
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: May 10, 2024	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer